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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                  June 26, 2001




                                COMPOSITECH LTD.
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)

          0-20701                                       11-2710467
(Commissioner File Number)                 (IRS Employer Identification Number)



                               710 Koehler Avenue
                           Ronkonkoma, New York 11779
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (631) 585-7710


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Item 4.  Resignation of Registrant's Certifying Accountants

On June 26, 2001, the Company was informed by Ernst & Young LLP that they were resigning as the Company's independent auditors. The Company has not as yet filed its Annual Report on Form 10-KSB for the year ended December 31, 2000 or engaged a successor independent auditor.

The reports of Ernst & Young LLP on the Company's financial statements for the years ended December 31, 1998 and 1999 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that their reports for each of those years contained an explanatory paragraph as to the Company's ability to continue as a going concern.

In connection with the audits of the Company's financial statements for each of the two years in the period ended December 31, 1999, and in the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report. The Company has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated June 28, 2001 is filed as Exhibit 16 to this Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.  The following exhibits accompany this Report:

        Exhibit
         Number                       Description of Exhibit
         ------                       ----------------------
           16             Letter from Ernst & Young LLP to Compositech Ltd.
                          dated June 28, 2001.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           COMPOSITECH LTD.

                           By: /s/ Samuel S. Gross
                               --------------------------------------------
                               Samuel S. Gross
                               Executive Vice President, Secretary and Treasurer
Date: June 28, 2001



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Index to Exhibits

        Exhibit                                                                         Sequentially
         Number                           Description of Exhibit                        Numbered Page
         ------                           ----------------------                        -------------
           16             Letter from Ernst & Young LLP to Compositech Ltd.                   3
                          dated June 28, 2001.




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